F I R S T Q U A R T E R 2 0 1 9 R E S U L T S M A Y 8 , 2 0 1 9

Safe Harbor for Forward-Looking Statements Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2019 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management’s expectations or beliefs as of May 8, 2019 as well as those set forth in our Annual Report on Form 10-K filed by us on March 1, 2019 with the Securities and Exchange Commission (“SEC”) and the other reports we file from time to time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others: • Future operating results • Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses • Deployment of cash and investment balances to grow the company • Subscriber growth, retention, usage levels and average revenue per account • Cloud service and digital media growth and continued demand for fax services • International growth • New products, services, features and technologies • Corporate spending including stock repurchases • Intellectual property and related licensing revenues • Liquidity and ability to repay or refinance indebtedness • Systems capacity, coverage, reliability and security • Regulatory developments and taxes All information in this presentation speaks as of May 8, 2019 and any redistribution or rebroadcast of this presentation after that date 2 is not intended and will not be construed as updating or confirming such information.

Risk Factors The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected: • Inability to sustain growth or profitability, and any related impact of U.S. or worldwide economic issues on customer acquisition, retention and usage levels, advertising spend and credit and debit card payment declines • Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies • Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise • Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; increased prevalence or effectiveness of advertising blocking technologies; inability to monetize handheld devices and handheld traffic supplanting monetized traffic; and changes by our vendors or partners that impact our traffic or publisher audience acquisition and/or monetization • New or unanticipated costs and/or fees or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunications taxes • Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach; inability to manage reputational risks associated with our businesses • Competition from others with regard to price, service, content and functionality • Inadequate intellectual property (IP) protection, expiration, invalidity or loss of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP • Inability to continue to expand our business and operations internationally • Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations • Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans • Inability to maintain and increase our customer base or average revenue per user • Inability to achieve business or financial results in light of burdensome telecommunications, internet, advertising, health care, consumer, privacy or other regulations, or being subject to existing regulations • Inability to adapt to technological change and diversify services and related revenues at acceptable levels of financial return • Loss of services of executive officers and other key employees • Other factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2019 with the SEC and the other reports we file from time to time with the SEC 3

Q1 Consolidated Financial Snapshot(1) (1) See slides 12 and 14-16 for a GAAP reconciliation of adjusted non-GAAP gross profit, adjusted EBITDA and adjusted earnings per diluted share for the Company as a whole and by business 4 (2) Figures are adjusted non-GAAP

Adjusted EBITDA and Free Cash Flow(1) Adjusted EBITDA (2) Adjusted EBITDA (2) Q1Y/Y '18 FCF vs Q1 '19 2013 (in millions) (in millions) 220,446,000 Q1 2018 $500.7 102,668,939 $489.5 10.9% $113.9 $463.0 $396.1 $102.7 $333.3 $262.6 $220.4 Free Cash Flow 2013 $150,393,000 2013 2014 2015 2016 2017 2018 LTM Q1 2018 Q1 2019 Q1 2018 $90,700,000 Free Cash Flow (2) Q1 '18 vs Q1 '19 (2) (in millions) (in millions) 15.0% $358.6 $104.3 $344.9 $267.9 $264.8 $90.7 $223.2 $171.5 $150.4 2013 2014 2015 2016 2017 2018 LTM Q1 2018 Q1 2019 5 (1) See slides 13-16 for a GAAP reconciliation of Adjusted EBITDA and Free Cash Flow (2) Figures are adjusted non-GAAP

Q1 2019 Financial Snapshot By Business (1) ```CLOUD SERVICES DIGITAL MEDIA Revenue Revenue (in millions) (in millions) 1.8% $149.5 $152.2 12.6% $147.6 $131.1 Q1 2018 Q1 2019 Q1 2018 Q1 2019 Adjusted EBITDA (2) Adjusted EBITDA (2) (in millions) (in millions) 1.8% 30.0% $40.8 $73.8 $75.1 $31.4 Q1 2018 Q1 2019 Q1 2018 Q1 2019 (1) See slides 14-16 for a GAAP reconciliation of adjusted EBITDA for the Company as a whole and by business (2) Figures are adjusted non-GAAP; Certain shared corporate expenses at j2 Global, Inc. were allocated to Cloud Services and Digital Media resulting in reductions to Adjusted EBITDA as follows: Cloud Services Adjusted EBITDA was reduced by $1.6MM and $2.3MM in Q1 2018 and Q1 2019, respectively, and Digital Media Adjusted EBITDA was reduced by $1.3MM and 6 $2.5MM in Q1 2018 and Q1 2019, respectively. No allocations occurred prior to 2018

2019 FINANCIAL GUIDANCE

2019 Guidance Increase (Forward-Looking Statements) ORIGINAL GUIDANCE REVISED GUIDANCE Revenues $1,290MM - $1,330MM $1,330MM - $1,370MM Adjusted $540MM - $556MM EBITDA(1)(2) $520MM - $540MM Adjusted Non-GAAP $6.65 - $6.95 $6.95 - $7.15 EPS(1)(2) (1) Figures are adjusted non-GAAP 8 (2) Adjusted earnings per diluted share excludes share-based compensation, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax

SUPPLEMENTAL INFORMATION

Consolidated Metrics 2017 j2 Consolidated 2018 2019 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Revenue by Business Cloud Services Revenues $141,544 $144,709 $145,787 $146,916 $149,485 $150,297 $150,094 $148,099 $152,245 Digital Media Revenues $113,125 $128,465 $127,829 $169,464 $131,137 $137,591 $142,628 $197,958 $147,647 Corporate $0 $0 $0 $0 $1 $1 $2 $2 $1 Total Revenues I--(in'000s)--I $254,669 $273,174 $273,616 $316,380 $280,623 $287,889 $292,724 $346,059 $299,893 Diluted EPS GAAP $0.52 $0.63 $0.66 $1.02 $0.38 $0.57 $0.61 $1.03 $0.66 Adjusted non-GAAP (1) $1.19 $1.33 $1.34 $1.79 $1.22 $1.50 $1.53 $2.11 $1.40 Cash & Investment $187.5 $330.8 $402.5 $408.7 $396.7 $428.0 $386.0 $293.3 $320.3 Free Cash Flow (2) (4) $61.5 $71.1 $56.8 $75.3 $90.7 $87.0 $71.5 $95.8 $104.3 (3) (4) Adjusted EBITDA I--(millions)--I $99.5 $110.2 $111.3 $141.9 $102.7 $113.5 $119.1 $154.3 $113.9 (1) See slide 12 for a reconciliation of non-GAAP earnings and EPS to GAAP Net Income and diluted GAAP EPS (2) See slide 13 for a definition of Free Cash Flow and reconciliation to Net Cash Provided by Operating Activities 10 (3) See slides 14-16 for a definition of adjusted EBITDA and reconciliation to Net Income (4) Figures are adjusted non-GAAP

Cloud Services & Digital Media Metrics

Cloud Services Metrics	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2019 Q1
Revenue by Type (in '000s)									
Fixed Subscriber Revenues	$115,726	$117,556	$118,755	$119,232	$120,840	$123,648	$123,111	$121,350	$124,309
Variable Subscriber Revenues	$24,606	$25,863	$25,808	$26,651	$28,482	$26,479	$26,781	$26,591	$27,480
Subscriber Revenues	$140,332	$143,419	$144,563	$145,882	$149,322	$150,127	$149,892	$147,940	$151,790
Other Licenses Revenues [1]	$1,212	$1,291	$1,223	$1,034	$163	$170	$202	$158	$455
Total Cloud Services Revenues	$141,544	$144,709	$145,787	$146,916	$149,485	$150,297	$150,094	$148,099	$152,245
Revenue - DID vs. Non-DID									
DID Based Revenues	$93,438	$95,490	$96,702	$99,299	$98,692	$98,488	$98,897	$97,003	$97,068
Non-DID Based Revenues	$48,106	$49,220	$49,084	$47,617	$50,793	$51,809	$51,197	$51,096	$55,177
Total Cloud Services Revenues	$141,544	$144,709	$145,787	$146,916	$149,485	$150,297	$150,094	$148,099	$152,245
Cloud Services Customers [2] (in '000s)	3,116	3,141	3,175	3,176	3,185	3,197	3,204	3,165	3,148
Average Monthly Revenue/Customer [3]	$15.03	$15.28	$15.26	$15.31	$15.65	$15.68	$15.61	$15.49	$16.03
Cancel Rate [4]	2.3%	2.1%	2.2%	2.0%	2.2%	2.0%	2.2%	2.1%	2.2%

Digital Media Metrics [5] (in '000s)	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2019 Q1
Visits	1,401,666	1,352,200	1,394,177	1,572,398	1,957,985	1,952,270	1,949,167	1,846,496	1,806,992
Views	5,386,097	6,054,062	5,872,437	6,418,612	8,159,496	7,528,471	7,980,168	8,058,385	7,086,701

(1) Cloud Services revenue includes IP Licensing revenue
(2) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(3) Quarterly Average Revenue per Customer is calculated using our standard convention of applying the average of the quarter's beginning and ending customer base to the total revenue of the quarter
(4) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter
(5) Digital Media Traffic figures based on Google Analytics & Partner Platforms

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Q1 2019 Reconciliation of GAAP to Adjusted Non-GAAP Earnings & EPS (1) Figures in Thousands Three Months Ended March 31, 2018 2019 Cost of revenues $ 48,145 $ 51,013 Plus: Share based compensation (1) (121) (132) Amortization (4) (594) (523) Adjusted non-GAAP cost of revenues $ 47,430 $ 50,358 Sales and marketing $ 86,311 $ 86,880 Plus: Share based compensation (1) (365) (404) Acquisition related integration costs (2) (440) 122 Adjusted non-GAAP sales and marketing $ 85,506 $ 86,598 Research, development and engineering $ 12,210 $ 12,984 Plus: Share based compensation (1) (432) (358) Acquisition related integration costs (2) (97) - Adjusted non-GAAP research, development and engineering $ 11,681 $ 12,626 General and administrative $ 87,799 $ 98,154 Plus: Share based compensation (1) (5,502) (4,192) Acquisition related integration costs (2) (6,936) (5,487) Amortization (4) (33,151) (37,320) Tax expense from prior years (6) - (3,373) Adjusted non-GAAP general and administrative $ 42,210 $ 47,782 Interest expense, net $ 15,751 $ 16,019 Plus: Acquisition related integration costs (2) (23) 27 Interest costs (3) (2,116) (2,242) Adjusted non-GAAP interest expense, net $ 13,612 $ 13,804 Other expense, net $ 4,519 $ 2,215 Plus: Investments (5) (2,702) - Adjusted non-GAAP other expense, net $ 1,817 $ 2,215 Non-GAAP net income is GAAP net income with the following Income tax provision $ 7,017 $ (295) Plus: modifications: (1) elimination of share-based compensation and the Share based compensation (1) 1,485 1,799 associated payroll tax expense; (2) elimination of certain acquisition- Acquisition related integration costs (2) 1,618 961 related integration costs; (3) elimination of interest costs in excess of the (3) Interest costs 506 946 coupon rate associated with the convertible notes; (4) elimination of (4) 7,375 12,339 Amortization amortization of patents and intangible assets that we acquired; (5) Investments (5) 582 - Tax expense from prior years (6) - 2,364 elimination of change in value on investment; and (6) elimination of Adjusted non-GAAP income tax provision $ 18,583 $ 18,114 additional tax or indirect tax related expense/benefit from prior years Net loss in earnings of equity method investment $ - $ 474 Plus: Investments (5) - (474) Adjusted non-GAAP net loss in earnings of equity method investment $ - $ - Total adjustments $ (40,913) $ (35,947) GAAP earnings per diluted share $0.38 $0.66 (1) Figures are adjusted non-GAAP Adjustments * $0.84 $0.74 12 Adjusted non-GAAP earnings per diluted share $1.22 $1.40 * The reconciliation of net income per share from GAAP to Adjusted non-GAAP may not foot since each is calculated independently.

GAAP Reconciliation - Free Cash Flow[(1) (2)]

Figures in Thousands

	2013	2014	2015	2016	2017	2018	LTM
Net cash provided by operating activities	$ 193,324	$ 177,231	$ 229,061	$ 282,387	$ 264,420	$ 401,325	$ 414,269
Less: Purchases of property and equipment	(18,626)	(11,221)	(17,297)	(24,746)	(39,595)	$ (56,379)	(55,746)
Less: Patent Settlement	(27,000)	-	-	-	-	-	-
Add: Excess tax benefit from share-based compensation	2,695	5,512	4,486	2,271	-	-	-
Add: IRS Settlement	-	-	6,917	-	-	-	-
Add: Contingent consideration	-	-	-	8,000	39,950	-	-
Free cash flows (2)	$ 150,393	$ 171,522	$ 223,167	$ 267,912	$ 264,775	$ 344,946	$ 358,523

	Q1 2018	Q1 2019
Net cash provided by operating activities	$ 103,910	$ 116,854
Less: Purchases of property and equipment	(13,165)	(12,531)
Less: Patent Settlement	-	-
Add: Excess tax benefit from share-based compensation	-	-
Add: IRS Settlement	-	-
Add: Contingent consideration	-	-
Free cash flows (2)	$ 90,745	$ 104,323

* Free cash flows of $61.5 million for Q1 2017 and $71.1 million for Q2 2017 is before the effect of payments associated with certain contingent consideration associated with recent acquisitions.

(1) Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, less patent settlement, plus excess tax benefits (deficits) from share based compensation, plus IRS settlement, plus contingent consideration. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) Figures are adjusted non-GAAP

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GAAP Reconciliation - Adjusted EBITDA(1) (2)

j2 Consolidated	2013	2014	2015	2016	2017	2018	LTM	Q1 2018	Q1 2019
Revenue	$ 520.8	$ 599.0	$ 720.8	$ 874.3	$ 1,117.8	$ 1,207.3	$ 1,226.6	$ 280.6	$ 299.9
GAAP Net Income	$ 107.5	$ 125.3	$ 133.6	$ 152.4	$ 139.4	$ 128.7	$ 142.3	$ 18.9	$ 32.4
Plus:									
Income tax expense	35.2	29.8	23.3	59.0	60.5	44.8	37.4	7.0	(0.3)
Interest expense and other expense, net	32.7	31.0	42.5	31.1	45.7	66.7	64.6	20.3	18.2
Depreciation and amortization	39.7	63.0	93.2	122.1	162.0	187.2	193.8	42.6	49.2
Share-based compensation and the associated payroll tax expense	9.6	8.9	11.8	13.7	22.7	28.1	26.8	6.4	5.1
Acquisition-related integration costs	8.2	2.4	25.4	18.8	27.5	29.4	27.3	7.5	5.4
Fees associated with prior year audit	-	1.4	(0.2)	-	-	-	-	-	-
Investments	-	-	-	-	-	4.1	4.6	-	0.5
Additional indirect tax expense (benefit) from prior years	-	0.7	3.7	(1.0)	5.0	0.4	3.8	-	3.4
Restructuring costs	-	-	-	-	-	0.2	0.2	-	-
Adjusted EBITDA (2)	$ 220.4	$ 262.6	$ 333.3	$ 396.1	$ 463.0	$ 489.5	$ 500.7	$ 102.7	$ 113.9

(1) Adjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) Figures are adjusted non-GAAP

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Q1 2019 Reconciliation of GAAP to Adjusted EBITDA[(1)]

Figures in Thousands	Cloud Services		Digital Media		Corporate		Total	
Revenues								
GAAP revenues	$	152,245	$	147,647	$	1	$	**299,893**
Gross profit								
GAAP gross profit	$	119,762	$	129,117	$	1	$	**248,880**
Non-GAAP adjustments:								
Share-based compensation		130		2		-		**132**
Amortization		523		-		-		**523**
Adjusted non-GAAP gross profit	$	120,415	$	129,119	$	1	$	**249,535**
Operating profit								
GAAP operating profit	$	58,569	$	(1,050)	$	(6,657)	$	**50,862**
Non-GAAP adjustments:								
Share-based compensation		(143)		1,271		3,958		**5,086**
Acquisition related integration costs		-		5,365		-		**5,365**
Amortization		10,581		26,581		681		**37,843**
Additional indirect tax expense from prior years		3,373		-		-		**3,373**
Adjusted non-GAAP operating profit	$	72,380	$	32,167	$	(2,018)	$	**102,529**
Depreciation		2,768		8,598		-		**11,366**
Adjusted EBITDA [(1)]	**$**	**75,148**	**$**	**40,765**	**$**	**(2,018)**	**$**	**113,895**

NOTE 1: Table above excludes certain intercompany allocations

NOTE 2: The table above is impacted by certain expenses associated with the Corporate entity were allocated to the Cloud Services business and Digital Media business as these costs are shared costs incurred by the Corporate entity. As a result, expenses were allocated from Corporate to Cloud Services and Digital Media in the amount of $2.3 million and $2.5 million, respectively.

The effects noted above reduce Adjusted EBITDA for Cloud Services and Digital Media by $2.3 million and $2.5 million, respectively.

(1) Figures are adjusted non-GAAP

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(1) Q1 2018 Reconciliation of GAAP to Adjusted EBITDA Figures in Thousands Cloud Services Digital Media Corporate Total Revenues GAAP revenues $ 149,485 $ 131,137 $ 1 $ 280,623 Gross profit GAAP gross profit $ 118,484 $ 113,993 $ 1 $ 232,478 Non-GAAP adjustments: Share-based compensation 121 - - 121 Amortization 594 - - 594 Adjusted non-GAAP gross profit $ 119,199 $ 113,993 $ 1 $ 233,193 Operating profit GAAP operating profit $ 56,915 $ (3,445) $ (7,312) $ 46,158 Non-GAAP adjustments: Share-based compensation 1,985 749 3,686 6,420 Acquisition related integration costs 532 6,941 - 7,473 Amortization 11,919 20,701 1,125 33,745 Adjusted non-GAAP operating profit $ 71,351 $ 24,946 $ (2,501) $ 93,796 Depreciation 2,459 6,414 - 8,873 Adjusted EBITDA (1) $ 73,810 $ 31,360 $ (2,501) $ 102,669 NOTE 1: Table above excludes certain intercompany allocations NOTE 2: The table above is impacted by certain expenses associated with the Corporate entity were allocated to the Cloud Services business and Digital Media business as these costs are shared costs incurred by the Corporate entity. As a result, expenses were allocated from Corporate to Cloud Services and Digital Media in the amount of $1.6 million and $1.3 million, respectively. The effects noted above reduce Adjusted EBITDA for Cloud Services and Digital Media by $1.6 million and $1.3 million, respectively. (1) Figures are adjusted non-GAAP 16